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Exhibit 99.2

THE MILLS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in Thousands)

        Management has prepared the following unaudited pro forma consolidated financial statements based on the historical consolidated financial statements of The Mills Corporation (the "Company") and adjusted to give effect to the acquisition of the Great Mall of the Bay Area (the "Great Mall") in August 2003, the acquisition of the Del Amo Fashion Center and certain associated properties (the "Del Amo Properties") in June 2003, the sale of 6,440 shares of 8.75% Series E Cumulative Redeemable Preferred Stock, par value $.01 per share in May 2003, the acquisition of five retail shopping centers (the "Cadillac Fairview Properties") in January 2003, the sale of 100 shares of 9% Series C Cumulative Redeemable Preferred Stock, par value $.01 per share in January 2003, the acquisition of Riverside Square ("Riverside") in December 2002, the sale of 3,400 shares of 9% Series C Cumulative Redeemable Preferred Stock, par value $.01 per share in December 2002, the sale of 4,000 shares of common stock in December 2002, the acquisition of additional ownership interests ("Simon") in Arundel Mills, Arizona Mills, Concord Mills, Grapevine Mills and Ontario Mills in May 2002, and the sale of 7,500 shares of common stock in May 2002.

        The unaudited pro forma consolidated statements of income for the year ended December 31, 2002 and the nine months ended September 30, 2003 have been prepared to present the results of operations of the Company as if the acquisitions of the Great Mall, the Del Amo Properties, the Cadillac Fairview Properties, the sale of 6,440 shares of 8.75% Series E Preferred Stock and the sale of 100 shares of 9% Series C Preferred Stock had occurred at the beginning of each period presented. In addition, the unaudited pro forma consolidated statements of income for the year ended December 31, 2002, include results of operations of the Company as if the acquisitions of Riverside and Simon and the sale of 3,400 shares of 9% Series C Preferred Stock, 4,000 shares of Common Stock sold in December 2002 and 7,500 shares of Common Stock sold in May 2002 had also occurred at the beginning of the period. The unaudited pro forma consolidated financial statements neither purport to represent what the consolidated results of operations actually would have been had the aforementioned acquisitions and related transactions occurred at the beginning of each period presented nor do they purport to project the consolidated operations for any future period.

        The Company has not presented a pro forma balance sheet as these transactions are reflected in the historical balance sheet as of September 30, 2003.

        The following unaudited pro forma consolidated financial statements should be read in conjunction with the Company's Form 8-K filed with the Securities and Exchange Commission ("SEC") on August 19, 2003 announcing the acquisition of the Great Mall; the Form 8-K/A Amendment 2 filed with the SEC on August 12, 2003 related to the acquisition of the Del Amo Properties; the Form 8-K/A Amendment 2 filed with the SEC on August 11, 2003 related to the Cadillac Fairview Properties; Form 8-K/A Amendment 1 filed with the SEC on September 24, 2003 related to the acquisition of the Great Mall; Form 8-K filed with the SEC on June 9, 2003, which updated the Company's consolidated financial statements and notes thereto to reflect the disposition of 27 single tenant properties as discontinued operations and the adoption of Statement for Financial Accounting Standards No. 145, of which a portion addressed reclassifying extraordinary losses from extinguishment of debt to ordinary income; the Consolidated Financial Statements and the Notes thereto that are included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002; and the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2003. In the Company's opinion, all significant adjustments necessary to reflect the effects of the acquisitions and related transactions have been made.

THE MILLS CORPORATION
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(Unaudited and in Thousands Except Per Share Amounts)

	Historical (A)	Riverside Pro Forma Adjustments		Cadillac Fairview Properties Pro Forma Adjustments		Del Amo Properties Pro Forma Adjustments		Great Mall Pro Forma Adjustments		Pro Forma Consolidated (J)
REVENUES:
Minimum rent	$148,118	$715	(B)	$4,552	(C)	$13,935	(D)	$13,459	(E)	$180,779
Percentage rent	1,173	—		—	(C)	86	(D)	—	(E)	1,259
Recoveries from tenants	71,686	—		2,215	(C)	4,629	(D)	5,542	(E)	84,072
Other property revenue	16,653	—		397	(C)	2,117	(D)	—	(E)	19,167
Management fee income from unconsolidated joint ventures	9,079	—		—		—		—		9,079
Other fee income from unconsolidated joint ventures	3,769	—		—		—		—		3,769

Total operating revenues	250,478	715		7,164		20,767		19,001		298,125

EXPENSES:
Recoverable from tenants	62,227	—		1,990	(C)	3,983	(D)	5,360	(E)	73,560
Other operating	8,944	—		247	(C)	1,038	(D)	1,191	(E)	11,420
General and administrative	16,256	—		—		—		—		16,256
Depreciation and amortization	57,823	614	(B)	5,429	(C)	3,695	(F)	2.462	(F)	70,023

Total operating expenses	145,250	614		7,666		8,716		9,013		171,259

	105,228	101		(502)		12,051		9,988		126,866
OTHER INCOME AND EXPENSES:
Equity in earnings of unconsolidated joint ventures	15,785	—		—		—		—		15,785
Interest income	8,782	—		—		—		—		8,782
Interest expense	(53,406)	—		(1,473	)(G)	(6,724	)(G)	(11,425	)(G)	(73,028)
Loss on extinguishment of debt	(550)	—		—		—		—		(550)
Other income (expense)	(2,036)	—		—		—		—		(2,036)
Foreign currency exchange gains, net	24,922	—		—		—		—		24,922

INCOME BEFORE GAIN ON SALE OF JOINT VENTURES, MINORITY INTEREST AND DISCONTINUED OPERATIONS	98,725	101		(1,975)		5,327		(1,437)		100,741
Gain on sale of joint venture interests	8,462	—		—		—		—		8,462

INCOME BEFORE MINORITY INTEREST AND DISCONTINUED OPERATIONS	107,187	101		(1,975)		5,327		(1,437)		109,203
Minority interest, including Series D Preferred Unit distributions	(23,985)									(23,232	)(H)

INCOME BEFORE DISCONTINUED OPERATIONS	83,202									85,971
Discontinued operations, net of minority interest	93									93

NET INCOME	83,295									86,064
Series B, C and E preferred stock dividends	(18,902)									(23,725	)(I)

INCOME AVAILABLE TO COMMON STOCKHOLDERS	$64,393									$62,339

EARNINGS PER COMMON SHARE — BASIC:
Income per common share before discontinued operations available to stockholders	$1.47									$1.43
Discontinued operations per common share	—									—

Income per common share	$1.47									$1.43

EARNINGS PER COMMON SHARE — DILUTED:
Income per common share before discontinued operations available to stockholders	$1.45									$1.41
Discontinued operations per common share	—									—

Income per common share	$1.45									$1.41

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	43,541									43,541

Diluted	44,403									44,403

See accompanying notes to these financial statements

THE MILLS CORPORATION
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(Unaudited and in Thousands Except Per Share Amounts)

(A)
Reflects the historical results of the Company for the nine months ended September 30, 2003. These amounts include the results of operations for acquired properties as follows:

  •
  Riverside from January 1 through September 30, 2003
  •
  Cadillac Fairview Properties from February 1 through September 30, 2003
  •
  Del Amo Properties from July 1 through September 30, 2003
  •
  Great Mall from August 1 through September 30, 2003

(B)
Represents estimated amortization of net value of above/below market leases and in place leases and other depreciation resulting from final purchase price allocations.

(C)
Represents certain revenues and certain operating expenses for the Cadillac Fairview Properties for the month of January 2003 as the properties were acquired on January 31, 2003, including estimated amortization of net value of above/below market leases and in place leases and other depreciation resulting from final purchase price allocations.

(D)
Represents certain revenues and certain operating expenses for the Del Amo Properties for the six months ended June 30, 2003 as the properties were acquired on June 30, 2003.

(E)
Represents certain revenues and certain operating expenses for the Great Mall for the seven months ended July 31, 2003 as the properties were acquired on August 5, 2003.

(F)
Represents estimated depreciation and amortization including those resulting from purchase price allocations based on an estimated useful life of 40 years.

(G)
Represents interest expense and amortization of loan fees from the newly acquired or assumed mortgage loans.

  •
  In conjunction with the acquisition of the Great Mall, the Company obtained a $175.0 million mortgage loan. The mortgage loan is secured by the property. The interest rate on the mortgage loan is fixed at a rate of 4.8%. The loan matures in 2008. Also in conjunction with the acquisition of the Great Mall, the Company borrowed under its unsecured revolving line of credit. The unsecured revolving line of credit bears interest at LIBOR plus 225 basis points and will mature in June 2006.

  •
  In conjunction with the acquisition of the Del Amo Properties, the Company obtained a $316.0 million mortgage loan. The mortgage loan is secured by the properties. The interest rate on the mortgage loan is variable with an initial rate of LIBOR plus 240 basis points. The loan matures in 2006 and has two one-year extension options. In conjunction with this refinancing, the Company entered into a swap agreement to effectively fix the interest rate at 4.07% on a notional amount of $190.0 million through December 2004.

  •
  In conjunction with the acquisition of the Cadillac Fairview Properties, the Company obtained a mortgage loan totaling $320.0 million secured by Dover Mall, Dover Commons, The Galleria at White Plains, Northpark Mall and The Esplanade. The mortgage loan bears interest at LIBOR plus 210 basis points. The loan matures in February 2006 and has two one-year extension options. In conjunction with this refinancing, the Company entered into a swap agreement to effectively fix the interest rate at 4.17% on a notional amount of $245.0 million through February 2005. Also in conjunction with the acquisition of the Cadillac Fairview Properties, the Company assumed a $62.0 million mortgage secured by Broward Mall. The loan bears interest at an effect rate of 5.34% and matures in March 2009.

(H)
Reflects change in income allocated to minority interest resulting from the pro forma adjustments included herein.

(I)
Reflects additional dividends of $10 on the 9% Series C Cumulative Redeemable Preferred Stock of 100 shares for the 22 days ended January 22, 2003 and dividends of $4,813 on the 8.75% Series E Cumulative Redeemable Preferred Stock of 6,440 shares for the period January 1, 2003 through May 4, 2003, the date the preferred shares were issued. Dividends on the 3,400 shares of 9% Series C Cumulative Redeemable Preferred Stock sold in December 2002 are already reflected in the historical results.

THE MILLS CORPORATION
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(Unaudited and in Thousands Except Per Share Amounts)

(J)
Represents the Company's pro forma consolidated statement of income including pro forma basic and diluted earnings per common share for the nine months ended September 30, 2003. The following table sets forth the computation of pro forma basic and diluted earnings per common share for the nine months ended September 30, 2003.

Numerator for pro forma basic earnings per common share	$61,157

Numerator for pro forma diluted earnings per common share	$62,484

Denominator:
Denominator for basic earnings per common share — weighted average shares	44,017
Unvested restricted stock awards — weighted average common shares	(476)

Denominator for basic earnings per common share adjusted — weighted average shares	43,541
Employee stock options and restricted stock awards	862

Denominator for diluted earnings per common share — adjusted weighted average shares	44,403

Pro forma basic earnings per common share	$1.43

Pro forma diluted earnings per common share	$1.41

THE MILLS CORPORATION
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2002
(Unaudited and in Thousands Except Per Share Amounts)

	Historical (A)	Simon Pro Forma Adjustments		Riverside Pro Forma Adjustments		Cadillac Fairview Properties Pro Forma Adjustments		Del Amo Properties Pro Forma Adjustments		Great Mall Pro Forma Adjustments		Pro Forma Consolidated (M)
REVENUES:
Minimum rent	$119,568	$—		$6,067	(C)	$42,475	(D)	$27,231	(E)	$22,806	(F)	$218,147
Percentage rent	2,267	—		722	(C)	1,252	(D)	2,427	(E)	637	(F)	7,305
Recoveries from tenants	58,123	—		5,635	(C)	27,446	(D)	9,581	(E)	8,826	(F)	109,611
Other property revenue	15,748	—		402	(C)	5,963	(D)	1,797	(E)	398	(F)	24,308
Management fee income from unconsolidated joint ventures	10,925	415(B	)	—		—		—		—		11,340
Other fee income from unconsolidated joint ventures	8,856	—		—		—		—		—		8,856

Total operating revenues	215,487	415		12,826		77,136		41,036		32,667		379,567

EXPENSES:
Recoverable from tenants	52,562	—		5,664	(C)	25,570	(D)	8,523	(E)	8,686	(F)	101,005
Other operating	6,281	—		91	(C)	913	(D)	496	(E)	1,793	(F)	9,574
General and administrative	17,736	—		—		—		—		—		17,736
Depreciation and amortization	48,405	2,050	(B)	3,061	(G)	22,251	(G)	7,364	(G)	4,195	(G)	87,326

Total operating expenses	124,984	2,050		8,816		48,734		16,383		14,674		215,641

	90,503	(1,635)		4,010		28,402		24,653		17,993		163,926
OTHER INCOME AND EXPENSES:
Equity in earnings of unconsolidated joint ventures	30,509	2,434	(B)	—		—		—		—		32,943
Interest income	7,440	—		—		—		—		—		7,440
Interest expense	(48,156)	1,234		(4,730	)(H)	(17,381	)(H)	(12,318	)(H)	(8,944	)(H)	(90,295)
Loss on extinguishment of debt	(1,260)	—		—		—		—		—		(1,260)
Other income (expense)	(653)	—		—		—		—		—		(653)
Foreign currency exchange gain, net	11,582	—		—		—		—		—		11,582

INCOME BEFORE DISCONTINUED OPERATIONS AND MINORITY INTEREST	89,965	2,033		(720)		11,021		12,335		9,049		123,683
Discontinued operations	397	—		—		—		—		—		397

INCOME BEFORE MINORITY INTEREST	90,362	2,033		(720)		11,021		12,335		9,049		124,080
Minority interest	(27,887)											(28,263	)(J)

NET INCOME	62,475											95,817
Series B, C and E Preferred Stock dividends	(2,555)											(24,221	)(K)

INCOME AVAILABLE TO COMMON STOCKHOLDERS	$59,920											$71,596

EARNINGS PER COMMON SHARE — BASIC:
Income per common share before discontinued operations available to stockholders	$1.67											$1.70
Discontinued operations per common share	0.01											0.01

Income per common share	$1.68											$1.71

EARNINGS PER COMMON SHARE — DILUTED:
Income per common share before discontinued operations available to stockholders	$1.65											$1..67
Discontinued operations per common share	0.01											0.01

Income per common share	$1.66											$1.68

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	35,491	2,528	(L)			3,868	(L)					41,887

Diluted	36,355	2,528	(L)			3,868	(L)					42,751

See accompanying notes to these financial statements

THE MILLS CORPORATION
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2002
(Unaudited and in Thousands Except Per Share Amounts)

(A)
Reflects the audited historical results of the Company for the year ended December 31, 2002. These amounts include the results of operations for Riverside from December 13 through December 31, 2002 and Simon from May 31 through December 31, 2002.

(B)
Represents the additional share of management fee income and equity in earnings resulting from the Simon acquisition for the period January 1 through May 30, 2002.

(C)
Represents certain revenues and certain operating expenses for Riverside for the period January 1 through December 12, 2002, including estimated amortization of net value of above/below market leases and in place leases and other depreciation resulting from final purchase price allocations.

(D)
Represents certain revenues and certain operating expenses for the Cadillac Fairview Properties for the year ended December 31, 2002, including estimated amortization of net value of above/below market leases and in place leases resulting from purchase price allocations.

(E)
Represents certain revenues and certain operating expenses for the Del Amo Properties for the year ended December 31, 2002.

(F)
Represents certain revenues and certain operating expenses for the Great Mall for the year ended December 31, 2002.

(G)
Represents estimated depreciation and amortization including those resulting from purchase price allocations based on an estimated useful life of 40 years. Also reflects increased amortization resulting from the Company's increased investment basis subsequent the Simon acquisition.

(H)
Represents interest expense and amortization of loan fees from the newly acquired or assumed mortgage loans.

  •
  In conjunction with the acquisition of the Great Mall, the Company obtained a $175.0 million mortgage loan. The mortgage loan is secured by the property. The interest rate on the mortgage loan is fixed at a rate of 4.8%. The loan matures in 2008. Also in conjunction with the acquisition of the Great Mall, the Company borrowed under its unsecured revolving line of credit. The unsecured revolving line of credit bears interest at LIBOR plus 225 basis points and will mature in June 2006.

  •
  In conjunction with the acquisition of the Del Amo Properties, the Company obtained a $316.0 million mortgage loan. The mortgage loan is secured by the properties. The interest rate on the mortgage loan is variable with an initial rate of LIBOR plus 240 basis points. The loan matures in 2006 and has two one-year extension options. In conjunction with this refinancing, the Company entered into a swap agreement to effectively fix the interest rate at 4.07% on a notional amount of $190.0 million through December 2004.

  •
  In conjunction with the acquisition of the Cadillac Fairview Properties, the Company obtained a mortgage loan totaling $320.0 million secured by Dover Mall, Dover Commons, The Galleria at White Plains, Northpark Mall and The Esplanade. The mortgage loan bears interest at LIBOR plus 210 basis points. The loan matures in February 2006 and has two one-year extension options. In conjunction with this refinancing, the Company entered into a swap agreement to effectively fix the interest rate at 4.17% on a notional amount of $245.0 million through February 2005. Also in conjunction with the acquisition of the Cadillac Fairview Properties, the Company assumed a $62.0 million mortgage secured by Broward Mall. The loan bears interest at an effect rate of 5.34% and matures in March 2009.

  •
  In conjunction with the acquisition of Riverside, the Company obtained a $65.0 million mortgage loan. The mortgage loan is secured by the property. The interest rate on the mortgage loan is fixed at a rate of 5.77%. The loan matures in 2013. Also in conjunction with the acquisition of the Great Mall, the Company borrowed under its unsecured revolving line of credit. The unsecured revolving line of credit bears interest at LIBOR plus 225 basis points and will mature in June 2006.

THE MILLS CORPORATION
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2002
(Unaudited and in Thousands Except Per Share Amounts)

(I)
Reflects change in income allocated to minority interest resulting from pro forma adjustments described herein.

(J)
Reflects additional dividends of $7,578 on 3,500 shares of the 9% Series C Cumulative Redeemable Preferred Stock, including 100 shares that were sold in January 2003 and dividends of $14,088 on the 6,440 shares of 8.75% Series E Cumulative Redeemable Preferred Stock. The dividend on the 3,400 shares of 9% Series C Cumulative Preferred Stock sold in December 2002 and used for the acquisition of the Cadillac Fairview Properties, is reflected in the historical results for the period from December 17 through December 31, 2002.

(K)
Represents the pro forma weighted average shares outstanding. In May 2002 and December 2002, the Company sold 7,500 and 4,000 common shares respectively, par value $.01 per share, in connection with the Simon and Cadillac Fairview acquisitions.

(L)
Represents the Company's pro forma consolidated statement of income including pro forma basic and diluted earnings per common share. The following table sets forth the computation of the pro forma basic and pro forma diluted earnings per common share for the year ended December 31, 2002.

Numerator for pro forma basic earnings per common share	$71,481

Numerator for pro forma diluted earnings per common share	$71,894

Denominator:
Denominator pro forma for basic earnings per common share — weighted average shares	42,123
Unvested restricted stock awards — weighted average common shares	(236)

Denominator pro forma for basic earnings per common share adjusted — weighted average shares	41,887
Employee stock options and restricted stock awards	864

Denominator pro forma for diluted earnings per common share — adjusted weighted average shares	42,751

Pro forma basic earnings per common share	$1.71

Pro forma diluted earnings per common share	$1.68

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  Exhibit 99.2
THE MILLS CORPORATION UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (Amounts in Thousands)
THE MILLS CORPORATION NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 (Unaudited and in Thousands Except Per Share Amounts)
THE MILLS CORPORATION NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2002 (Unaudited and in Thousands Except Per Share Amounts)